Exhibit 10.20

AMENDMENT NO. 1 TO CREDIT AGREEMENT AND LIMITED CONSENT

THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT AND LIMITED CONSENT dated as of October 30, 2014 (this “Amendment”), is among CECO ENVIRONMENTAL CORP., a Delaware corporation (the “Company”), BANK OF AMERICA, N.A., in its capacities as the Administrative Agent (in such capacity, the “Administrative Agent”), a Lender and an L/C Issuer, each of the other Lenders party hereto, each of the L/C Issuers party hereto and each of the Subsidiary Guarantors party hereto.

Recitals:

A. The Company, the Lenders and the L/C Issuers party thereto and the Administrative Agent have entered into a Credit Agreement dated as of August 27, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

B. The Subsidiary Guarantors and the Administrative Agent have entered into a Subsidiary Guaranty Agreement dated of even date with the Credit Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Subsidiary Guaranty”).

C. The Company has advised the Administrative Agent and the Lenders that it desires to consummate, either directly or indirectly through one of its Subsidiaries, the Acquisition of Emtrol LLC, a New York limited liability company (the “Emtrol Acquisition”), however, the Emtrol Acquisition is not currently permitted by the terms of the Credit Agreement.

D. In connection with the Emtrol Acquisition, the Company has further advised the Administrative Agent, the Lenders and the L/C Issuers of its desire to amend the Credit Agreement to provide for an increased Letter of Credit Sublimit.

E. Subject to the terms and conditions set forth below, the Administrative Agent, the Lenders and the L/C Issuers party hereto have agreed to consent to the consummation of the Emtrol Acquisition and so amend the Credit Agreement.

In furtherance of the foregoing, the parties agree as follows:

Section 1. Amendment to Credit Agreement. Subject to the terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, the definition of “Letter of Credit Sublimit” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing the reference to “$10,000,000” therein with “$20,000,000”.

The amendment to the Credit Agreement is limited to the extent specifically set forth above and no other terms, covenants or provisions of the Loan Documents are intended to be affected hereby.

Section 2. Limited Consent. Subject to the terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, each of the Administrative Agent and the Lenders signatory hereto hereby consents to the Emtrol Acquisition, so long as (a) at the time of the consummation thereof, the Emtrol Acquisition would constitute a Permitted Acquisition permitted under Section 7.02(g)(i) of the Credit Agreement were it not for the fact that the pro forma Consolidated Leverage Ratio calculated in accordance with clause (d) of the definition of Permitted Acquisition for the Emtrol Acquisition is greater than 2.25 to 1.00, (b) at the time of the consummation thereof, the pro forma Consolidated Leverage Ratio calculated in accordance with clause (d) of the definition of Permitted Acquisition for the Emtrol Acquisition shall not exceed 2.60 to 1.00, (c) the consummation of the Emtrol Acquisition occurs on or prior to November 30, 2014 and (d) the Emtrol Acquisition is consummated in all material respects in accordance with the terms of the acquisition documents delivered pursuant to Section 3(b) below, without giving effect to any modifications, amendments, consents or waivers thereto that are material and adverse to the interests of the Lenders, as reasonably determined by the Administrative Agent.

The foregoing consent is limited to the extent specifically set forth above and no other terms, covenants or provisions of the Loan Documents are intended to be affected hereby.

Section 3. Conditions Precedent. The effectiveness of this Amendment and the amendment and consent contemplated hereby is subject to the satisfaction of the following conditions precedent:

(a) The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered by the Company, the Subsidiary Guarantors, the Administrative Agent, the Lenders constituting Required Lenders and the L/C Issuers.

(b) Each of the Administrative Agent and the Lenders signatory hereto shall have received, and completed a satisfactory review of, executed copies (or the most recent available drafts) of the material acquisition documents relating to the Emtrol Acquisition.

Upon satisfaction of the conditions set forth in this Section 3 and the effectiveness of this Amendment, the Administrative Agent shall provide notice of such effectiveness to the Company and the Lenders.

Section 4. Representations And Warranties.

(a) In order to induce the Administrative Agent, the Lenders and the L/C Issuers to enter into this Amendment, the Company represents and warrants to the Administrative Agent, the Lenders and the L/C Issuers as follows:

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(i) The representations and warranties of the Company and each other Loan Party contained in Article V of the Credit Agreement or in any other Loan Document are true and correct in all material respects on and as of the date hereof, except (A) that if a qualifier relating to materiality, Material Adverse Effect or a similar concept applies, such representation or warranty shall be required to be true and correct in all respects, (B) to the extent that such representations and warranties specifically refer to an earlier date (except that if a qualifier relating to materiality, Material Adverse Effect or a similar concept applies, such representation or warranty shall be required to be true and correct in all respects as of such earlier date), in which case they are true and correct in all material respects as of such earlier date, and (C) that for purposes of this Amendment, the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b), respectively, of the Credit Agreement.

(ii) Since December 31, 2012, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.

(iii) No Default or Event of Default has occurred and is continuing or will exist after giving effect to this Amendment.

(b) In order to induce the Administrative Agent, the Lenders and the L/C Issuers to enter into this Amendment, each of the Company and each Subsidiary Guarantor represents and warrants to the Administrative Agent, the Lenders and the L/C Issuers that this Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

Section 5. Miscellaneous.

(a) Ratification and Confirmation of Loan Documents. Each of the Company and each Subsidiary Guarantor hereby consents, acknowledges and agrees to the amendment and consent set forth herein and hereby confirms and ratifies in all respects the Loan Documents to which such Person is a party (including without limitation, with respect to each Subsidiary Guarantor, the continuation of its payment and performance obligations under the Subsidiary Guaranty and, with respect to both the Company and each Subsidiary Guarantor, the continuation and extension of the liens granted under the Collateral Documents to secure the Secured Obligations, in each case after giving effect to the amendment and consent contemplated hereby).

(b) Fees and Expenses. The Company shall pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, negotiation, execution, and delivery of this Amendment and any other documents prepared in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent, in each case, as set forth in Section 10.04(a) of the Credit Agreement.

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(c) Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

(d) Governing Law; Jurisdiction; Waiver of Jury Trial; Etc. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, and shall be further subject to the provisions of Sections 10.14 and 10.15 of the Credit Agreement.

(e) Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic transmission (including .pdf file) shall be effective as delivery of a manually executed counterpart hereof.

(f) Entire Agreement. This Amendment, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise except in writing in accordance with Section 10.01 of the Credit Agreement.

(g) Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

(h) Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (subject to Section 10.06 of the Credit Agreement).

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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The following parties have caused this Amendment to be executed as of the date first written above.

COMPANY:

CECO ENVIRONMENTAL CORP., a Delaware corporation

By:	/s/ Edward J. Prajzner
Name:	Edward J. Prajzner
Title:	Chief Financial Officer

SUBSIDIARY GUARANTORS:

AARDING THERMAL ACOUSTICS USA INC.
ADWEST TECHNOLOGIES, INC.
AVC, INC.
CECO ABATEMENT SYSTEMS, INC.
CECO FILTERS, INC.
CECO GROUP, INC.
CECO MEXICO HOLDINGS LLC
CECOAIRE, INC.
EFFOX INC.
FISHER-KLOSTERMAN, INC.
GMD ENVIRONMENTAL TECHNOLOGIES, INC.
MET-PRO TECHNOLOGIES LLC (f/k/a Mustang Acquisition II, LLC)
MUSTANG ACQUISITION, INC.
NEW BUSCH CO., INC.
THE KIRK & BLUM MANUFACTURING COMPANY

By:	/s/ Edward J. Prajzner
Name:	Edward J. Prajzner
Title:	Chief Financial Officer

CECO GROUP GLOBAL HOLDINGS LLC
FKI, LLC

By:	/s/ Edward J. Prajzner
Name:	Edward J. Prajzner
Title:	Chief Financial Officer

AMENDMENT NO. 1 TO CREDIT AGREEMENT AND LIMITED CONSENT

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H.M. WHITE, INC.

By:	/s/ Edward J. Prajzner
Name:	Edward J. Prajzner
Title:	Chief Financial Officer

KBD/TECHNIC, INC.

By:	/s/ Edward J. Prajzner
Name:	Edward J. Prajzner
Title:	Chief Financial Officer

BIO-REACTION INDUSTRIES INC.
MET-PRO HOLDINGS LLC
MPC INC.
PRISTINE WATER SOLUTIONS INC.
STROBIC AIR CORPORATION

By:	/s/ Edward J. Prajzner
Name:	Edward J. Prajzner
Title:	Chief Financial Officer

MET-PRO INDUSTRIAL SERVICES, INC.

By:	/s/ Edward J. Prajzner
Name:	Edward J. Prajzner
Title:	Chief Financial Officer

AMENDMENT NO. 1 TO CREDIT AGREEMENT AND LIMITED CONSENT

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ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Anthony W. Kell
Name:	Anthony W. Kell
Title:	Vice President

AMENDMENT NO. 1 TO CREDIT AGREEMENT AND LIMITED CONSENT

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LENDERS:

BANK OF AMERICA, N.A., as a Lender and an L/C Issuer

By:	/s/ Joseph R. Jackson
Name:	Joseph R. Jackson
Title:	Vice President

AMENDMENT NO. 1 TO CREDIT AGREEMENT AND LIMITED CONSENT

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FIFTH THIRD BANK, N.A., as a Lender and an L/C Issuer

By:	/s/ Nick Jevic
Name:	Nick Jevic
Title:	Vice President

AMENDMENT NO. 1 TO CREDIT AGREEMENT AND LIMITED CONSENT

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CITIZENS BANK, NATIONAL ASSOCIATION, as a Lender and an L/C Issuer

By:	/s/ Dale R. Carr
Name:	Dale R. Carr
Title:	Senior Vice President

AMENDMENT NO. 1 TO CREDIT AGREEMENT AND LIMITED CONSENT

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JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Steven P. Sullivan
Name:	Steven P. Sullivan
Title:	Authorized Officer

AMENDMENT NO. 1 TO CREDIT AGREEMENT AND LIMITED CONSENT

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ASSOCIATED BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mark Palazzo
Name:	Mark Palazzo
Title:	Senior Vice President

AMENDMENT NO. 1 TO CREDIT AGREEMENT AND LIMITED CONSENT

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BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Ryan T. Hamilton
Name:	Ryan T. Hamilton
Title:	Assistant Vice President

AMENDMENT NO. 1 TO CREDIT AGREEMENT AND LIMITED CONSENT

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THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Joshua D. Elsea
Name:	Joshua D. Elsea
Title:	Vice President

AMENDMENT NO. 1 TO CREDIT AGREEMENT AND LIMITED CONSENT

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PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Gregory Buchanan
Name:	Gregory Buchanan
Title:	Senior Vice President

AMENDMENT NO. 1 TO CREDIT AGREEMENT AND LIMITED CONSENT

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TD BANK, N.A., as a Lender

By:	/s/ Susan Schwartz
Name:	Susan Schwartz
Title:	Vice President

AMENDMENT NO. 1 TO CREDIT AGREEMENT AND LIMITED CONSENT

Signature Page